UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024

HOMOLOGY MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38433	47-3468154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Patriots Park
Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

(781) 301-7277

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FIXX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 16, 2023, Homology Medicines, Inc. (the “Company”), Kenobi Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Q32 Bio Inc., a Delaware corporation (“Q32”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Q32, with Q32 continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

The Company is furnishing an investor presentation that may be used by Q32 (the “Investor Presentation”) as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated into this Item 7.01 by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Important Information about the Merger and Where to Find It

This Current Report relates to a proposed transaction between Homology and Q32. In connection with the proposed transaction, Homology filed a registration statement on Form S-4 that includes a preliminary proxy statement of Homology and constitutes a prospectus with respect to shares of Homology’s common stock to be issued in the proposed transaction (the “Proxy Statement/Prospectus”). Homology may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement/Prospectus or any other document which Homology may file with the SEC. The registration statement has not yet become effective. After the registration statement is effective, the Proxy Statement/Prospectus will be mailed to stockholders of Homology. INVESTORS, Q32 STOCKHOLDERS AND HOMOLOGY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED BY HOMOLOGY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors, Q32 stockholders and Homology stockholders may obtain free copies of the Proxy Statement/Prospectus and other documents containing important information about Homology, Q32 and the proposed transaction that are or will be filed with the SEC by Homology through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Homology will also be available free of charge on Homology’s website at https://investors.homologymedicines.com/financial-information/sec-filings or by contacting Homology’s investor relations department by email at IR@homologymedicines.com.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Homology, Q32 and certain of their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Homology stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Homology’s stockholders in connection with the proposed transaction is set forth in Homology’s proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28,

2023 and the Proxy Statement/Prospectus included in the registration statement on Form S-4 initially filed with the SEC on December 18, 2023, and any amendments thereto as filed with the SEC. Investors and security holders of Q32 and Homology are urged to read the Proxy Statement/Prospectus and other relevant documents that will be filed with the SEC by Homology carefully and in their entirety because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of the Proxy Statement/Prospectus and other documents containing important information about Q32 and Homology through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Homology can be obtained free of charge by directing a written request to Homology Medicines, Inc., One Patriots Park, Bedford, MA 01730.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Homology and Q32, including the conditions to, and timing of, closing of the proposed transaction, the location and management of the combined company, the percentage ownership of the combined company, and the parties’ ability to consummate the proposed transaction and private placement financing, including the intended use of net proceeds from the private placement financing and the expected timing of closing and completion of the private placement financing, the composition of the Board of Directors of the combined company, the expected issuance of the contingent value right (the “CVR”) and the contingent payments contemplated by the CVR, the combined company’s expected cash and the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations into mid-2026, the listing of the combined company’s shares on Nasdaq, the expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of Q32’s product candidates, including bempikibart and ADX-097, and anticipated milestones and timing, among others. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Homology and Q32 to consummate the proposed transaction; (iii) the ability of Homology and Q32 to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Homology, Q32 or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Homology’s and/or Q32’s respective businesses; (vii) the ability of Homology and Q32 to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Homology’s or Q32’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Homology’s or Q32’s ability to pursue certain business opportunities or strategic transactions; (xi) the combined company’s need for additional funding, which may not be available; (xii) failure to identify additional product candidates and develop or commercialize marketable products; (xiii) the early stage of the combined company’s development efforts; (xiv) potential unforeseen events during clinical trials could cause delays or other adverse consequences; (xv) risks relating to the regulatory approval process; (xvi) interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; (xvii) Q32’s product candidates may cause serious adverse side effects; (xviii) inability to maintain our collaborations, or the failure of these collaborations; (xix) the combined company’s reliance on third parties, including for the manufacture of materials for our research programs, preclinical and clinical studies; (xx) failure to obtain U.S. or international marketing approval; (xxi) ongoing regulatory obligations; (xxii) effects of significant competition; (xxiii) unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; (xxiv) product liability lawsuits; (xxv) securities class action litigation; (xxvi) the impact of the COVID-19 pandemic and general economic conditions on our business and operations, including the combined company’s preclinical studies and clinical trials; (xxvii) the possibility of system failures or security breaches; (xxviii) risks relating to intellectual property; (xxix) significant costs incurred as a result of operating as a public company; (xxx) whether the Company will meet the Minimum Bid Price Requirement during any compliance period or otherwise in the future, whether the Company will otherwise continue to meet the Nasdaq listing standards and whether the Company would be successful in any Nasdaq appeal process and (xxxi) such other factors as are set forth in Homology’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Homology’s Form 10-Q for the period ended September 30, 2023 and the registration statement on Form S-4 filed by Homology with the SEC. Homology can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, Homology undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Investor Presentation dated January 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMOLOGY MEDICINES, INC.

Date: January 26, 2024	By:	/s/ Paul G. Alloway, Ph.D.
	Name:	Paul G. Alloway, Ph.D.
	Title:	President, Chief Operating Officer and Secretary

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